UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2019

BRISTOL-MYERS SQUIBB COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-1136 (Commission File Number) 430 East 29th Street, 14th Floor New York, NY, 10016 (Address of Principal Executive Office)	22-0790350 (IRS Employer Identification Number)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Financial Information Related to Celgene Transaction

Bristol-Myers Squibb Company (“Bristol-Myers Squibb”) is filing this Current Report on Form 8-K to provide certain financial information with respect to Celgene Corporation (“Celgene”) and Bristol-Myers Squibb’s proposed acquisition of Celgene. As previously disclosed in its Current Report on Form 8-K filed on January 3, 2019, Bristol-Myers Squibb and Burgundy Merger Sub, Inc., a wholly owned subsidiary of Bristol-Myers Squibb (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Celgene. The Merger Agreement provides, among other things, that on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Celgene, with Celgene surviving as a wholly owned subsidiary of Bristol-Myers Squibb.

Included in this Current Report on Form 8-K are (a) the audited consolidated financial statements and financial statement schedule of Celgene as of December 31, 2018 and 2017 and for each of the years in the three year period ended December 31, 2018, and the notes related thereto and the related reports of KPMG LLP, Celgene’s independent registered public accounting firm, which are included as Exhibit 99.1, and (b) the unaudited pro forma condensed combined financial information of Bristol-Myers Squibb giving effect to the acquisition of Celgene (the “pro forma financial information”), which includes the unaudited pro forma condensed combined balance sheet as of December 31, 2018, the unaudited pro forma condensed combined statement of earnings for the year ended December 31, 2018, and the notes related thereto, which is included as Exhibit 99.2.

Also included in this Current Report on Form 8-K is the consent of KPMG LLP consenting to the incorporation by reference in certain of Bristol-Myers Squibb’s Registration Statements of its reports forming part of Exhibit 99.1, which is included as Exhibit 23.1.

The pro forma financial information included in this Current Report on Form 8-K has been presented for informational purposes only. It does not purport to represent the actual results of operations that Bristol-Myers Squibb and Celgene would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after Bristol-Myers Squibb’s pending acquisition of Celgene is consummated.

Important Information For Investors And Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. It does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

In connection with the proposed transaction between Bristol-Myers Squibb and Celgene, on February 1, 2019, Bristol-Myers Squibb filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, as amended on February 1, 2019 and February 20, 2019, containing a joint proxy statement of Bristol-Myers Squibb and Celgene that also constitutes a prospectus of Bristol-Myers Squibb. The registration statement was declared effective by the SEC on February 22, 2019, and Bristol-Myers Squibb and Celgene commenced mailing the definitive joint proxy statement/prospectus to the stockholders of Bristol-Myers Squibb and Celgene on or about February 22, 2019. INVESTORS AND SECURITY HOLDERS OF BRISTOL-MYERS SQUIBB AND CELGENE ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders will be able to obtain free copies of the registration statement and the definitive joint proxy statement/prospectus and other documents filed with the SEC by Bristol-Myers Squibb or Celgene through the website maintained by the SEC at http://www.sec.gov.  Copies of the documents filed with the SEC by Bristol-Myers Squibb are available free of charge on Bristol-Myers Squibb’s internet website at http://www.bms.com under the tab, “Investors” and under the heading “Financial Reporting” and subheading “SEC Filings” or by contacting Bristol-Myers Squibb’s Investor Relations Department through https://www.bms.com/investors/investor-contacts.html.  Copies of the documents filed with the SEC by Celgene are available free of charge on Celgene’s internet website at http://www.celgene.com under the tab “Investors” and under the heading “Financial Information” and subheading “SEC Filings” or by contacting Celgene’s Investor Relations Department at ir@celgene.com.

Certain Information Regarding Participants

Bristol-Myers Squibb, Celgene, and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction.  Information about the directors and executive officers of Bristol-Myers Squibb is set forth in its Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 25, 2019, its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on March 22, 2018, and its Current Report on Form 8-K, which was filed with the SEC on August 28, 2018.  Information about the directors and executive officers of Celgene is set forth in its Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 26, 2019, as amended on March 1, 2019. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the definitive joint proxy statement/prospectus of Bristol-Myers Squibb and Celgene filed with the SEC and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at http://www.sec.gov and from Investor Relations at Bristol-Myers Squibb or Celgene as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology.  These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Bristol-Myers Squibb’s and Celgene’s control.

Statements in this communication regarding Bristol-Myers Squibb, Celgene and the combined company that are forward-looking, including projections as to the anticipated benefits of the proposed transaction, the impact of the proposed transaction on Bristol-Myers Squibb’s and Celgene’s business and future financial and operating results, the amount and timing of synergies from the proposed transaction, the terms and scope of the expected financing for the proposed transaction, the aggregate amount of indebtedness of the combined company following the closing of the proposed transaction, expectations regarding cash flow generation, accretion to cash earnings per share, capital structure, debt repayment, and credit ratings following the closing of the proposed transaction, Bristol-Myers Squibb’s ability and intent to conduct a share repurchase program and declare future dividend payments, the combined company’s pipeline, intellectual property protection and R&D spend, the timing and probability of a payment pursuant to the contingent value right consideration, and the closing date for the proposed transaction, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond Bristol-Myers Squibb’s and Celgene’s control. These factors include, among other things, effects of the continuing implementation of governmental laws and regulations related to Medicare, Medicaid, Medicaid managed care organizations and entities under the Public Health Service 340B program, pharmaceutical rebates and reimbursement, market factors, competitive product development and approvals, pricing controls and pressures (including changes in rules and practices of managed care groups and institutional and governmental purchasers), economic conditions such as interest rate and currency exchange rate fluctuations, judicial decisions, claims and concerns that may arise regarding the safety and efficacy of in-line products and product candidates, changes to wholesaler inventory levels, variability in data provided by third parties, changes in, and interpretation of, governmental regulations and legislation affecting domestic or foreign operations, including tax obligations, changes to business or tax planning strategies, difficulties and delays in product development, manufacturing or sales including any potential future recalls, patent positions and the ultimate outcome of any litigation matter. These factors also include the combined company’s ability to execute successfully its strategic plans, including its business development strategy, the expiration of patents or data protection on certain products, including assumptions about the combined company’s ability to retain patent exclusivity of certain products, the impact and result of governmental investigations, the combined company’s ability to obtain necessary regulatory approvals or obtaining these without delay, the risk that the combined company’s products prove to be commercially successful or that contractual milestones will be achieved. Similarly, there are uncertainties relating to a number of other important factors, including: results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. FDA and other regulatory authorities, investigational review boards at clinical trial sites and publication review bodies; the ability to enroll patients in planned clinical trials; unplanned cash requirements and expenditures; competitive factors; the ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidates; the ability to maintain key collaborations; and general economic and market conditions. Additional information concerning these risks, uncertainties and assumptions can be found in Bristol-Myers Squibb’s and Celgene’s respective filings with the SEC, including the risk factors discussed in Bristol-Myers Squibb’s and Celgene’s most recent Annual Reports on Form 10-K, as updated by their Quarterly Reports on Form 10-Q and future filings with the SEC.

It should also be noted that projected financial information for the combined businesses of Bristol-Myers Squibb and Celgene is based on management’s estimates, assumptions and projections. None of this information should be considered in isolation from, or as a substitute for, the historical financial statements of Bristol-Myers Squibb or Celgene. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to, the risks that: a condition to the closing of the proposed acquisition may not be satisfied; a regulatory approval that may be required for the proposed acquisition is delayed, is not obtained or is obtained subject to conditions that are not anticipated; Bristol-Myers Squibb is unable to achieve the synergies and value creation contemplated by the proposed acquisition; Bristol-Myers Squibb is unable to promptly and effectively integrate Celgene’s businesses; management’s time and attention is diverted on transaction related issues; disruption from the transaction makes it more difficult to maintain business, contractual and operational relationships; the credit ratings of the combined company decline following the proposed acquisition; legal proceedings are instituted against Bristol-Myers Squibb, Celgene or the combined company; Bristol-Myers Squibb, Celgene or the combined company is unable to retain key personnel; and the announcement or the consummation of the proposed acquisition has a negative effect on the market price of the capital stock of Bristol-Myers Squibb and Celgene or on Bristol-Myers Squibb’s and Celgene’s operating results.

No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of Bristol-Myers Squibb or Celgene. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the proposed transaction and/or Bristol-Myers Squibb or Celgene, Bristol-Myers Squibb’s ability to successfully complete the proposed transaction and/or realize the expected benefits from the proposed transaction.

You are cautioned not to rely on Bristol-Myers Squibb’s and Celgene’s forward-looking statements. These forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. You also should understand that it is not possible to predict or identify all such factors and that this list should not be considered a complete statement of all potential risks and uncertainties. Investors also should realize that if underlying assumptions prove inaccurate or if unknown risks or uncertainties materialize, actual results could vary materially from Bristol-Myers Squibb’s or Celgene’s projections. Except as otherwise required by law, neither Bristol-Myers Squibb nor Celgene is under any obligation, and each expressly disclaim any obligation, to update, alter, or otherwise revise any forward-looking statements included in this communication or elsewhere, whether written or oral, that may be made from time to time relating to any of the matters discussed in this communication, whether as a result of new information, future events or otherwise, as of any future date.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements.

The historical audited consolidated financial statements and financial statement schedule of Celgene Corporation as of December 31, 2018 and 2017 and for each of the years in the three-year period ended December 31, 2018, the notes related thereto and the related reports of KPMG LLP, Celgene’s independent registered public accounting firm, are filed herewith as Exhibit 99.1 and incorporated herein by reference.

 (b) Pro forma financial information.

Unaudited pro forma condensed combined financial information of Bristol-Myers Squibb Company, giving effect to the acquisition of Celgene Corporation, which includes the unaudited pro forma condensed combined balance sheet as of December 31, 2018, the unaudited pro forma condensed combined statement of earnings for the year ended December 31, 2018, and the notes related thereto, are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits

The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit No.	Description

23.1	Consent of KPMG LLP, independent registered public accounting firm of Celgene Corporation.

99.1
The historical audited consolidated financial statements and financial statement schedule of Celgene Corporation as of December 31, 2018 and 2017 and for each of the years in the three-year period ended December 31, 2018, the notes related thereto and the related reports of KPMG LLP, Celgene’s independent registered public accounting firm.

99.2
Unaudited pro forma condensed combined financial information of Bristol-Myers Squibb Company giving effect to the acquisition of Celgene Corporation, which includes the unaudited pro forma condensed combined balance sheet as of December 31, 2018, the unaudited pro forma condensed combined statement of earnings for the year ended December 31, 2018, and the notes related thereto.

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP, independent registered public accounting firm of Celgene Corporation.

99.1
The historical audited consolidated financial statements and financial statement schedule of Celgene Corporation as of December 31, 2018 and 2017 and for each of the years in the three-year period ended December 31, 2018, the notes related thereto and the related reports of KPMG LLP, Celgene’s independent registered public accounting firm.

99.2
Unaudited pro forma condensed combined financial information of Bristol-Myers Squibb Company giving effect to the acquisition of Celgene Corporation, which includes the unaudited pro forma condensed combined balance sheet as of December 31, 2018, the unaudited pro forma condensed combined statement of earnings for the year ended December 31, 2018, and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: March 8, 2019	By:	/s/ Katherine R. Kelly
	Name:	Katherine R. Kelly
	Title:	Corporate Secretary